FILED                      Articles of Incorporation
in the office of the          (Pursuant to NRS 78)                    C39766
Secretary of State of                                                 $125 DM
the State of Nevada             State of Nevada
JUL 22 1996                    Secretary of State

 (IMPORTANT: Read instructions carefully on reverse side before completing this form. TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:  HEALTH RESEARCH LTD.
                         -----------------------------------------------------
2. RESIDENT AGENT:

     Name of Resident Agent:  NEVADA FIRST BANCORP.
                              -------------------------------------------------
     Street Address: 1800 EAST SAHARA AVENUE, SUITE 104, LAS VEGAS      89104
                    -----------------------------------------------------------
                     Street No.     Street Name             City         Zip

3. SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value: 25,000 Par Value: $1.00
                                 ------            ------
                                    Number of shares without par value:    0
                                                                       --------

4. GOVERNING BOARD: shall be styled as (check one): Directors  X  Trustees
                                                              ---          ---

CHAD HOLTZ                           1800 E. SAHARA, STE. 104, LAS VEGAS, NV
----------------------------------- -----------------------------------------
Name                                 Address                City/State/Zip

----------------------------------- -----------------------------------------
Name                                 Address                City/State/Zip


5. PURPOSE: (optional-see reverse side): The purpose of this corporation shall be:

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6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78.  You may attach additional information pursuant to
NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will
be returned to you for correction.  Number of pages attached:    0
                                                             ---------

7. SIGNATURES OF INCORPORATORS: (the names and addresses of each of the incorporators signing the articles: (signatures must be notarized) (Attach additional pages if necessary)

CHAD HOLTZ
---------------------------------- -----------------------------------------
Name (print)                       Name (print)

 1800 E. SAHARA, STE. 104,
              LAS VEGAS, NV 89104
---------------------------------- -----------------------------------------
Address           City/State/Zip  Address               City/State/Zip

 /s/ CHAD HOLTZ
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Signature                          Signature

NEVADA               CLARK
---------------  ----------------- ------------------- ----------------------
State of         County of         State of             County of

This instrument was acknowledged   This instrument was acknowledged
 before me on:                       before me on:

         JULY 22, 1996             -----------------------------------, 199
---------------------------------  -----------------------------------------
Name of Person                     Name of Person

as incorporator of:                as incorporator of:

HEALTH RESEARCH LTD.
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(name of party on behalf of whom    (name of party on behalf of whom
instrument was executed)             instrument was executed)

/s/ MIKE KUSHINSK                            NOTARY PUBLIC SIGNATURE
NOTARY PUBLIC, STATE OF NEVADA,              RECEIVED
COUNTY OF CLARK                             (AFFIX NOTARY STAMP OR SEAL)
----------------------------------
   NOTARY PUBLIC SIGNATURE

(AFFIX NOTARY STAMP OR SEAL)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, NEVADA FIRST BANCORP, hereby accept appointment as Resident Agent for the above named corporation.

/s/ CHAD HOLTZ                          SECRETARY OF STATE
-------------------------------           JULY 22, 1996
Signature of Resident Agent